CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

DERIVED INFORMATION   01/18/05

$580,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,000,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

Statistical Collateral Summary – Aggregrate

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 1/01/05 cutoff date.  Approximately 35.9% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

1. FICO and LTV

	Wtd Avg	Total	% Sched			Wtd Avg	Wtd Avg	Wtd Avg
FICO and LTV	Sched Bal	SCHED_BAL	Bal	GWAC	% MI	FICO	DTI	LTV

Not in Buckets	199,708	398,817,262	38.8	6.72	0.0	676	41.3	75.5
FICO 500-525 and LTV>65	149,920	15,141,931	1.5	8.40	0.0	514	42.9	77.9
FICO 525-550 and LTV>65	143,192	34,366,060	3.4	8.08	0.0	539	40.9	80.9
FICO 550-575 and LTV>65	137,068	59,761,653	5.8	8.00	0.0	563	41.4	82.6
FICO 575-600 and LTV>70	124,522	98,994,764	9.6	7.60	0.0	587	42.0	84.7
FICO 600-625 and LTV>70	142,044	126,418,758	12.3	7.21	0.4	612	41.2	83.5
FICO 625-650 and LTV>70	164,265	176,092,063	17.2	7.07	0.1	637	41.4	83.0
FICO 650-675 and LTV>80	155,957	47,254,876	4.6	7.24	1.0	661	40.4	91.0
FICO 675-700 and LTV>80	140,510	34,424,852	3.4	7.40	0.0	686	41.7	92.0
FICO 700-725 and LTV>80	168,517	17,357,208	1.7	7.17	0.0	711	39.7	91.0
FICO 725-750 and LTV>85	149,438	9,862,893	1.0	7.44	1.6	736	39.8	92.0
FICO 750-775 and LTV>85	143,143	6,155,151	0.6	7.08	0.0	762	38.9	92.5
FICO 775-800 and LTV>85	169,696	2,375,746	0.2	7.47	0.0	781	28.2	95.5
FICO=>800 and LTV>85	31,948	31,948	0.0	10.50	0.0	805	42.1	100.0
Total:	162,870	1,027,055,165	100.0	7.13	0.1	641	41.3	81.1

			% Owner	% Full	% Reduced	% Stated	% Int
FICO and LTV	% SFD	% PUD	Occ	Doc	Doc	Doc	Only

Not in Buckets	70.2	12.9	95.8	36.3	29.7	33.3	49.1
FICO 500-525 and LTV>65	76.0	13.5	99.2	80.5	8.7	10.8	0.0
FICO 525-550 and LTV>65	80.4	12.5	95.9	73.2	7.4	19.4	1.3
FICO 550-575 and LTV>65	78.8	12.9	96.2	71.3	7.2	19.6	3.9
FICO 575-600 and LTV>70	81.1	10.8	94.9	69.6	12.5	17.9	15.8
FICO 600-625 and LTV>70	77.0	12.5	94.2	67.1	12.9	20.1	35.3
FICO 625-650 and LTV>70	73.2	15.8	93.4	55.6	23.6	20.6	45.1
FICO 650-675 and LTV>80	80.8	7.5	87.5	52.6	15.9	31.5	24.1
FICO 675-700 and LTV>80	72.2	10.1	81.3	45.5	28.8	25.7	25.2
FICO 700-725 and LTV>80	67.8	12.6	66.6	51.1	21.8	27.1	31.7
FICO 725-750 and LTV>85	65.2	11.5	42.5	35.1	38.7	26.1	32.0
FICO 750-775 and LTV>85	70.4	11.3	54.7	71.0	15.9	13.1	22.2
FICO 775-800 and LTV>85	95.4	0.0	49.3	46.3	35.9	7.7	39.2
FICO=>800 and LTV>85	100.0	0.0	100.0	100.0	0.0	0.0	0.0
Total:	74.1	12.8	93.0	52.1	21.8	25.7	35.9

2. LTV and DTI

	Wtd Avg	Total	% Sched			Wtd Avg	Wtd Avg	Wtd Avg
LTV and DTI	Sched Bal	SCHED_BAL	Bal	GWAC	% MI	FICO	DTI	LTV

Not in Buckets	161,511	961,957,189	93.7	7.15	0.1	642	40.5	81.2
LTV 0-60 and DTI>50	197,858	3,561,436	0.4	6.86	0.0	595	53.0	49.6
LTV 60-65 and DTI>50	228,635	2,057,719	0.2	6.65	0.0	593	53.0	61.9
LTV 65-70 and DTI>50	188,966	2,078,627	0.2	7.10	0.0	578	53.4	66.8
LTV 70-75 and DTI>50	193,373	2,513,852	0.2	7.82	0.0	613	53.4	71.9
LTV 75-80 and DTI>50	181,061	5,975,019	0.6	6.61	0.0	611	53.4	77.4
LTV 80-85 and DTI>50	200,860	29,325,524	2.9	6.58	0.0	630	52.7	80.4
LTV 85-90 and DTI>50	177,408	5,854,463	0.6	7.22	0.0	606	53.3	86.9
LTV 90-95 and DTI>50	187,450	8,247,791	0.8	7.21	0.0	625	52.5	90.7
LTV 95-100 and DTI>50	206,750	4,134,993	0.4	6.82	0.0	666	51.9	95.0
LTV=>100 and DTI>50	58,633	1,348,553	0.1	9.37	0.0	630	51.6	100.0
Total:	162,870	1,027,055,165	100.0	7.13	0.1	641	41.3	81.1

			% Owner	% Full	% Reduced	% Stated	% Int
LTV and DTI	% SFD	% PUD	Occ	Doc	Doc	Doc	Only

Not in Buckets	74.2	12.8	93.1	50.4	22.1	27.0	36.0
LTV 0-60 and DTI>50	89.6	3.8	96.4	69.1	9.3	21.6	10.7
LTV 60-65 and DTI>50	75.6	0.0	100.0	69.8	30.3	0.0	0.0
LTV 65-70 and DTI>50	80.5	0.0	77.8	72.1	25.2	2.7	0.0
LTV 70-75 and DTI>50	59.0	13.2	72.9	71.1	3.9	25.0	24.9
LTV 75-80 and DTI>50	83.5	11.3	90.9	76.6	11.9	11.6	26.3
LTV 80-85 and DTI>50	66.9	12.9	95.9	74.6	20.0	5.4	44.7
LTV 85-90 and DTI>50	79.8	18.2	83.1	79.0	18.2	2.8	20.4
LTV 90-95 and DTI>50	71.9	11.0	82.3	71.9	23.2	5.0	32.1
LTV 95-100 and DTI>50	65.6	23.7	88.2	95.8	3.6	0.7	62.4
LTV=>100 and DTI>50	61.7	35.0	100.0	94.5	0.0	5.5	32.9
Total:	74.1	12.8	93.0	52.1	21.8	25.7	35.9

3. DTI and FICO

	Wtd Avg	Total	% Sched			Wtd Avg	Wtd Avg	Wtd Avg
DTI and FICO	Sched Bal	SCHED_BAL	Bal	GWAC	% MI	FICO	DTI	LTV

Not in Buckets	169,815	648,015,256	63.1	6.95	0.2	670	38.7	81.4
DTI 0.1 - 20.0 & FICO<525	56,021	224,085	0.0	10.21	0.0	515	17.0	67.6
DTI 20.1 - 25.0 & FICO<525	129,371	776,225	0.1	8.17	0.0	517	23.0	70.3
DTI 25.1 - 30.0 & FICO<550	114,367	4,574,698	0.5	8.46	0.0	530	28.0	75.7
DTI 30.1 - 35.0 & FICO<575	121,107	12,595,103	1.2	8.29	0.0	550	32.7	76.8
DTI 35.1 - 40.0 & FICO<600	121,019	32,311,997	3.2	7.94	0.0	568	37.6	80.9
DTI 40.1 - 45.0 & FICO<625	145,049	90,365,652	8.8	7.51	0.0	585	42.7	81.1
DTI 45.1 - 50.0 & FICO<650	162,023	180,979,479	17.6	7.34	0.1	602	47.8	81.1
DTI 50.1 - 55.0 & FICO<675	172,947	53,959,552	5.3	7.08	0.0	603	52.2	79.7
DTI=>55.0 & FICO<700	191,360	3,253,118	0.3	7.52	0.0	592	56.5	80.3
Total:	162,870	1,027,055,165	100.0	7.13	0.1	641	41.3	81.1

			% Owner	% Full	% Reduced	% Stated	% Int
DTI and FICO	% SFD	% PUD	Occ	Doc	Doc	Doc	Only

Not in Buckets	72.8	12.5	91.9	43.4	27.1	28.9	43.0
DTI 0.1 - 20.0 & FICO<525	59.9	0.0	59.9	59.9	0.0	40.1	0.0
DTI 20.1 - 25.0 & FICO<525	100.0	0.0	100.0	100.0	0.0	0.0	0.0
DTI 25.1 - 30.0 & FICO<550	89.3	0.0	89.7	80.2	5.7	14.1	0.0
DTI 30.1 - 35.0 & FICO<575	80.0	9.3	92.0	75.0	8.0	17.0	1.5
DTI 35.1 - 40.0 & FICO<600	81.9	9.4	94.1	69.5	7.4	23.1	5.7
DTI 40.1 - 45.0 & FICO<625	78.1	14.0	96.2	65.6	11.9	22.2	17.3
DTI 45.1 - 50.0 & FICO<650	74.7	14.4	95.5	63.1	13.3	23.7	32.5
DTI 50.1 - 55.0 & FICO<675	73.6	11.5	92.4	77.0	16.6	6.4	24.6
DTI=>55.0 & FICO<700	56.3	28.3	87.5	68.7	14.9	16.4	18.6
Total:	74.1	12.8	93.0	52.1	21.8	25.7	35.9

4. Limited and Stated Doc

	Wtd Avg	Total	% Sched			Wtd Avg	Wtd Avg	Wtd Avg
Limited and Stated Doc	Sched Bal	SCHED_BAL	Bal	GWAC	% MI	FICO	DTI	LTV

Not in Buckets	145,128	539,731,119	52.6	7.06	0.1	627	41.4	81.6
FICO 500-525 & Limited or Stated Doc	167,935	4,030,433	0.4	8.79	0.0	517	44.5	72.3
FICO 525-550 & Limited or Stated Doc	163,643	11,127,713	1.1	8.54	0.0	537	41.3	73.7
FICO 550-575 & Limited or Stated Doc	170,260	18,728,580	1.8	7.63	0.0	565	40.9	77.4
FICO 575-600 & Limited or Stated Doc	178,939	34,535,241	3.4	7.59	0.0	587	42.1	80.0
FICO 600-625 & Limited or Stated Doc	194,033	48,120,303	4.7	7.35	0.7	612	40.7	80.4
FICO 625-650 & Limited or Stated Doc	185,655	85,029,911	8.3	7.34	0.0	638	41.0	80.6
FICO 650-675 & Limited or Stated Doc	179,923	111,552,475	10.9	7.06	0.3	662	41.2	81.2
FICO 675-700 & Limited or Stated Doc	197,653	81,432,951	7.9	7.03	0.0	685	41.7	81.4
FICO 700-725 & Limited or Stated Doc	201,209	46,076,877	4.5	6.91	0.0	710	41.1	81.2
FICO 725-750 & Limited or Stated Doc	217,188	29,754,698	2.9	7.00	0.0	736	41.5	81.4
FICO 750-775 & Limited or Stated Doc	185,023	11,286,376	1.1	6.85	0.0	763	40.5	80.9
FICO 775-800 & Limited or Stated Doc	203,343	4,880,221	0.5	6.81	0.0	786	35.1	79.6
FICO=>800 & Limited or Stated Doc	256,089	768,266	0.1	6.18	0.0	803	38.8	80.0
Total:	162,870	1,027,055,165	100.0	7.13	0.1	641	41.3	81.1

			% Owner	% Full	% Reduced	% Stated	% Int
Limited and Stated Doc	% SFD	% PUD	Occ	Doc	Doc	Doc	Only

Not in Buckets	76.4	12.8	93.3	99.1	0.0	0.1	34.2
FICO 500-525 & Limited or Stated Doc	74.1	11.8	95.6	0.0	32.7	67.3	0.0
FICO 525-550 & Limited or Stated Doc	76.3	10.1	94.0	0.0	25.4	74.6	0.0
FICO 550-575 & Limited or Stated Doc	83.6	6.8	92.9	0.0	25.3	74.7	1.6
FICO 575-600 & Limited or Stated Doc	76.0	11.4	91.7	0.0	37.2	62.8	6.6
FICO 600-625 & Limited or Stated Doc	71.9	14.3	92.4	0.0	36.2	63.8	31.8
FICO 625-650 & Limited or Stated Doc	71.9	15.0	92.2	0.0	51.2	48.8	41.9
FICO 650-675 & Limited or Stated Doc	74.2	11.4	94.4	0.0	48.7	51.3	42.4
FICO 675-700 & Limited or Stated Doc	69.4	13.9	93.8	0.0	48.9	51.1	46.9
FICO 700-725 & Limited or Stated Doc	66.1	12.1	91.7	0.0	46.4	53.6	52.6
FICO 725-750 & Limited or Stated Doc	56.4	13.8	86.9	0.0	55.2	44.9	44.7
FICO 750-775 & Limited or Stated Doc	75.7	13.0	92.2	0.0	56.4	43.6	48.7
FICO 775-800 & Limited or Stated Doc	80.2	5.4	84.0	0.0	35.2	64.8	40.0
FICO=>800 & Limited or Stated Doc	37.7	0.0	100.0	0.0	100.0	0.0	29.7
Total:	74.1	12.8	93.0	52.1	21.8	25.7	35.9

5. IO

	Wtd Avg	Total	% Sched			Wtd Avg	Wtd Avg	Wtd Avg
IO	Sched Bal	SCHED_BAL	Bal	GWAC	% MI	FICO	DTI	LTV

Not in Buckets	137,045	658,088,893	64.1	7.40	0.2	628	40.8	81.2
FICO 525-550 & InterestOnly	457,000	457,000	0.0	7.71	0.0	536	43.9	89.6
FICO 550-575 & InterestOnly	205,612	2,467,347	0.2	7.25	0.0	564	44.9	80.3
FICO 575-600 & InterestOnly	208,835	17,751,009	1.7	6.88	0.0	587	41.7	81.4
FICO 600-625 & InterestOnly	240,278	45,893,110	4.5	6.86	0.0	613	42.4	81.6
FICO 625-650 & InterestOnly	242,591	82,965,969	8.1	6.73	0.0	638	41.8	80.0
FICO 650-675 & InterestOnly	229,937	82,317,519	8.0	6.61	0.0	661	42.0	80.9
FICO 675-700 & InterestOnly	266,806	61,098,636	6.0	6.53	0.0	685	42.7	81.2
FICO 700-725 & InterestOnly	275,156	40,447,968	3.9	6.47	0.0	710	41.3	80.8
FICO 725-750 & InterestOnly	248,766	18,159,918	1.8	6.67	0.0	737	42.1	82.1
FICO 750-775 & InterestOnly	254,804	11,211,382	1.1	6.53	0.0	763	42.7	81.3
FICO 775-800 & InterestOnly	290,021	5,800,414	0.6	6.26	0.0	786	42.8	81.3
FICO=>800 & InterestOnly	198,000	396,000	0.0	5.92	0.0	802	42.6	80.0
Total:	162,870	1,027,055,165	100.0	7.13	0.1	641	41.3	81.1

			% Owner	% Full	% Reduced	% Stated	% Int
IO	% SFD	% PUD	Occ	Doc	Doc	Doc	Only

Not in Buckets	75.1	10.6	90.1	53.2	18.6	27.5	0.0
FICO 525-550 & InterestOnly	0.0	100.0	100.0	100.0	0.0	0.0	100.0
FICO 550-575 & InterestOnly	68.6	31.4	94.6	74.0	0.0	11.9	100.0
FICO 575-600 & InterestOnly	73.2	20.2	98.2	87.1	3.6	9.3	100.0
FICO 600-625 & InterestOnly	70.9	17.1	97.3	66.6	11.0	22.4	100.0
FICO 625-650 & InterestOnly	72.0	20.2	99.2	57.0	23.3	19.7	100.0
FICO 650-675 & InterestOnly	75.1	13.4	99.3	42.6	33.5	23.9	100.0
FICO 675-700 & InterestOnly	77.1	12.9	98.4	37.5	37.3	25.2	100.0
FICO 700-725 & InterestOnly	69.8	15.5	98.0	40.1	32.7	27.3	100.0
FICO 725-750 & InterestOnly	59.3	20.6	90.7	26.7	44.7	28.6	100.0
FICO 750-775 & InterestOnly	59.5	22.3	96.1	51.0	29.9	19.1	100.0
FICO 775-800 & InterestOnly	77.7	10.8	95.1	66.4	16.0	17.6	100.0
FICO=>800 & InterestOnly	100.0	0.0	57.6	42.4	57.6	0.0	100.0
Total:	74.1	12.8	93.0	52.1	21.8	25.7	35.9